RREEF
REAL ESTATE
SECURITIES FUND



PROSPECTUS MARCH 1, 1997



RREEF
The RREEF Funds


101 California Street
San Francisco, California 94111-5853
(800) 909-9234 (415) 781-3300


RREEF Real Estate Securities Fund (the "Fund") is a series of RREEF Securities Fund, Inc. (the "Company") which is a non-diversified, open-end management investment company. The Fund's primary objective is long-term capital appreciation. Current income is a secondary objective. The Fund seeks to achieve its objective by investing primarily in securities issued by Real Estate Investment Trusts ("REITs").


The minimum initial investment in the Fund is $50,000. The Fund is 100% no-load. There are no sales charges and no 12b-1 marketing fees.

The Fund's investment portfolio is managed by RREEF Real Estate Securities Advisers L.P. (the "Adviser").


This prospectus sets forth concisely the information about the Fund that a prospective investor should know before investing. Please read this prospectus and retain it for future reference. A Statement of Additional Information dated March 1, 1997 has been filed with the Securities and Exchange Commission and is incorporated herein by reference. A copy of the Statement of Additional Information may be obtained without charge by writing to or calling the Fund at the above address or telephone number.



THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

TABLE OF CONTENTS




                                                            PAGE
Fees and Expenses                                              3
Financial Highlights                                           4
Investment Objectives and Policies                             5
Calculation of Net Asset Value                                 9
Dividends, Distributions and Taxes                            10
The Fund                                                      11
Mangement of the Fund                                         11
Performance History of the Adviser                            12
How to Purchase Shares                                        14
How to Redeem Shares                                          15
Performance Information                                       17
Shareholder Inquiries                                         17

FEES AND EXPENSES

SHAREHOLDER TRANSACTION EXPENSES:
  Maximum Sales Load                                                    None
  Redemption Fee                                                        1.00%(1)


ANNUAL FUND OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET ASSETS)
  Management Fees(2)(3)                                                 0.75%
  12b-1 Fees                                                            None
  Other Expenses  (after  expense  reimbursement)(3)                    0.25%
    Total Fund Operating Expenses (after expense reimbursement)(3)      1.00%

(1) A redemption fee of 1.00% of the amount redeemed, payable to the Fund, will be charged on all redemptions within one year of purchase, except redemptions from individual account retirement plans (including 401(k) plans, cash or deferred profit sharing plans, stock bonus plans, money purchase pension plans, ESOPs investing in non-employer securities and 403(b) annuity plans) (hereinafter "Individual Account Retirement Plans").


(2) Management Fees are reduced with respect to net assets of the Fund in excess of $100 million. See "Management of the Fund".



(3) This information is based on actual expenses for the Fund's last fiscal year. RREEF Real Estate Securities Advisers L.P. (the "Adviser") has voluntarily agreed to absorb certain Fund operating expenses, or waive a portion of its management fee, through at least the end of the fiscal year ending October 31, 1997 to the extent the Total Fund Operating Expenses, as a percentage of net assets, exceed 1.00%. Absent any expense reimbursement or fee waiver, "Other Expenses" would have been 6.08% of average net assets and that "Total Fund Operating Expenses" would have been 6.83% of average net assets.



This table is intended to assist you in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. THE 5% ANNUAL RATE OF RETURN USED IN THE EXAMPLE BELOW IS ONLY FOR ILLUSTRATION AND IS NOT INTENDED TO BE INDICATIVE OF THE FUTURE PERFORMANCE OF THE FUND, WHICH MAY BE MORE OR LESS THAN THE ASSUMED RATE. FUTURE EXPENSES MAY BE MORE OR LESS THAN THOSE SHOWN. You can refer to the section "How to Purchase Shares" and "Management of the Fund" for more information on transaction and operating expenses of the Fund.


EXAMPLE

You would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each period:



                1 YEAR       3 YEARS         5 YEARS      10 YEARS
                 $10           $32             $55          $122

FINANCIAL HIGHLIGHTS


The following financial highlights are derived from the Company's audited financial statements included in the Company's Annual Report. The financial statements and report of Deloitte & Touche L.L.P., independent accountants, included in the Annual Report for the Company's fiscal year ended October 31, 1996 are incorporated by reference into this prospectus. The following data should be read in conjunction with such financial statements and related notes which appear in the Statement of Additional Information. The Annual Report is available without charge by writing or calling the Fund at the address or telephone number printed on the cover page.


(FOR A FUND SHARE OUTSTANDING  THROUGHOUT EACH PERIOD)






                                                              Year Ended                      Period Ended
                                                           October 31, 1996                October 31, 1995 *
                                                            ---------------                ------------------

NET ASSET VALUE, BEGINNING OF PERIOD                           $   9.82                        $  10.00
                                                               --------                        --------

Income from investment operations:
  Net investment income                                            0.55                            0.07
  Net realized and unrealized gain/loss on investments             2.27                           (0.25)
                                                               --------                        --------

         Total from investment operations                          2.82                           (0.18)
                                                               --------                        --------


Less distributions to shareholders from:
  Net investment income                                           (0.35)                             -
                                                               --------                        --------


NET ASSET VALUE, END OF PERIOD                                $   12.29                           $9.82
                                                              =========                       =========


AGGREGATE TOTAL RETURN                                            29.28%                          (1.80%)

RATIOS/SUPPLEMENTAL DATA:

  Net expenses as a percentage of
        average net assets                                         1.00%                           1.50% **
  Net investment income as a percentage of
        average net assets                                         5.84%                           6.66% **
  Portfolio turnover rate                                            86%                              0%
  Average broker commission rate                              $  0.0545                             N/A
 Net assets, end of period (000's)                            $   7,209                          $2,983


The Adviser has voluntarily agreed to waive its management fee and reimburse certain expenses incurred by the Fund. The Custodian has offset part of its fees for balance credits given to the Fund. Without these waivers and offset of fees and reimbursement of expenses, the ratios of expenses and net income as a percentage of average net assets would have been:

Net expenses as a percentage of average net assets                 6.83%                          14.83% **
Net investment income as a percentage of average net assets        0.01%                          (6.67%)**

-----------------------------------------------------------
*    The Fund commenced operations on September 21, 1995.
**   Annualized


INVESTMENT OBJECTIVES AND POLICIES



The Fund's primary investment objective is long-term capital appreciation. Current income is a secondary consideration. The Fund seeks to achieve its objective by investing primarily in securities issued by REITs. In addition, the Fund may invest in the securities of companies which are principally engaged in the real estate industry. There can be no assurance that the Fund will achieve its objective.


Under normal conditions, the Fund will invest not less than 65% of its total assets in equity securities of companies which are principally engaged in the real estate industry. Equity securities include common stock, preferred stock and securities convertible into common stock. A company will be considered to be "principally engaged in the real estate industry" if, in the opinion of the Adviser, at the time its securities are purchased by the Fund, at least 50% of its revenues or at least 50% of the market value of its assets are attributable to the ownership, construction, management or sale of residential, commercial or industrial real estate. Companies principally engaged in the real estate industry may include, among others, equity REITs and real estate master limited partnerships, mortgage REITs, and real estate brokers and developers. The specific risks of investing in companies principally engaged in the real estate industry are summarized below under the heading "Investment Considerations and Risks."



The Fund may also invest up to 35% of its total assets in other securities. Other securities may include debt securities and equity securities of companies not principally engaged in the real estate industry. See "Debt Securities." Since inception, the Fund has invested in excess of 95% of its net assets in real estate securities, exclusive of cash equivalent investments.



REITs pool investors' funds for investment primarily in income producing real estate or real estate related loans or interests. A REIT is not taxed on income distributed to shareholders if it complies with various requirements relating to its organization, ownership, assets and income and with the requirement that it distribute to its shareholders at least 95% of its taxable income (other than net capital gains) for each taxable year. REITs can generally be classified as equity REITs, mortgage REITs and hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive their income primarily from rents. Equity REITs can also realize capital gains by selling property that has appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments.
Hybrid  REITs  combine the  characteristics  of both equity  REITs and  mortgage
REITs.


Debt Securities. The Fund may invest in fixed income securities for income or as a defensive strategy when the Adviser believes adverse economic or market conditions exist. As a temporary defensive strategy, the Adviser may invest part or all of the Fund's assets in debt securities. The value of fixed income securities is sensitive to interest rate changes as well as the financial strength of the debtor. When interest rates go down, debt securities in the portfolio tend to appreciate in value. Conversely, when interest rates go up, such securities tend to depreciate in value. Generally, the debt securities in which the Fund may invest are investment grade securities. These are securities rated in the four highest grades assigned by Moody's Investors Service, Inc. or Standard and Poor's Rating Service, a division of McGraw Hill Companies or that are unrated but deemed to be of comparable quality by the Adviser. The lowest of these grades has speculative characteristics; changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments. The Fund may invest in securities below investment grade (so called "junk bonds") although the Fund will not purchase such bonds if such investment would cause more than 5% of its net assets to be so invested. Such bonds are considered speculative. In the event of a downgrade of a debt security held by the Fund to below investment grade, the Fund is not usually required to sell the issue, but the Adviser will consider this in determining whether to hold the security. However, if such a downgrade would cause more than 5% of net assets to be invested in debt securities below investment grade, sales will be made as soon as practicable to reduce the proportion of debt below investment grade to 5% of net assets or less. When the Adviser believes that economic or market conditions require a more defensive strategy, the Fund's assets may be invested without limitation in cash or cash equivalents such as obligations issued or guaranteed by the U.S. Government, its agencies and/or instrumentalities ("U.S. Government Securities") or high quality money market instruments such as notes, certificates of deposit or bankers' acceptances.



Diversification. The Fund is classified as a "non-diversified" investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), which means the Fund is not limited by the 1940 Act in the proportion of its assets that may be invested in the securities of a single issuer. However, the Fund intends to conduct its operations so as to qualify as a regulated investment company for purposes of the Internal Revenue Code, so that it will not be subject to U.S. federal income tax on income and capital gain distributions to shareholders. See "Dividends, Distributions and Taxes." To so qualify, among other requirements, the Fund will limit its investments so that, at the close of each quarter of the taxable year, (i) not more than 25% of the market value of the Fund's total assets will be invested in the securities of a single issuer, and (ii) with respect to 50% of the market value of its total assets, not more than 5% of the market value of its total assets will be invested in the securities of a single issuer and the Fund will not own more than 10% of the outstanding voting securities of a single issuer. The Fund's investments in U.S. Government Securities are not subject to these limitations.



Restricted and Illiquid Securities. The Fund may invest in restricted securities, i.e., securities which, if sold, would cause the Fund to be deemed an "underwriter" under the Securities Act of 1933, as amended (the "1933 Act") or which are subject to contractual restrictions on resale. The Fund will not purchase or hold illiquid securities (which may include restricted securities) if more than 15% of the Fund's net assets would then be illiquid. If at any time more than 15% of the Fund's net assets are illiquid, sales will be made as soon as practicable to reduce the percentage of illiquid assets to 15% or less.


Restricted securities which the Fund may purchase include securities which have not been registered under the 1933 Act but are eligible for purchase and sale pursuant to Rule 144A ("Rule 144A Securities"). This Rule permits certain qualified institutional buyers, such as the Fund, to trade in privately placed securities even though such securities are not registered under the 1933 Act. The Adviser, under criteria established by the Fund's Board of Directors, will consider whether Rule 144A Securities being purchased or held by the Fund are illiquid and thus subject to the Fund's policy that it will not make an investment causing more than 15% of its net assets to be invested in illiquid securities. In making this determination, the Adviser will consider the frequency of trades and quotes, the number of dealers and potential purchasers, dealer undertakings to make a market, and the nature of the security and the market place trades (for example, the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). The liquidity of Rule 144A Securities held by the Fund will also be monitored by the Adviser and, if as a result of changed conditions, it is determined that a Rule 144A Security is no longer liquid, the Fund's holding of illiquid securities will be reviewed to determine what, if any, action is required in light of the Fund's policy limiting investments in such securities. Investing in Rule 144A Securities could have the effect of increasing the amount of investments in illiquid securities if qualified institutional buyers are unwilling to purchase such securities.


Borrowing. The Fund's investment restrictions allow the Fund to borrow money, for any reason, in amounts up to 33 1/3% of the value of the Fund's total assets at the time of borrowing. However, as a matter of operating policy, the Fund will not borrow money except from banks for temporary or emergency purposes (to facilitate orderly redemption of its shares while avoiding untimely disposition of portfolio holdings). Further, the Fund may not: (i) borrow money in excess of 10% of the value of its total assets (excluding the amount borrowed), at the time of the borrowing; or (ii) mortgage, pledge or hypothecate any assets except to secure permitted borrowings and then only in an amount not in excess of 15% of the value of its total assets (excluding the amount borrowed) at the time of such borrowings. The Fund will not purchase securities while any borrowing exceeds 5% of total assets. The Fund's operating policies with respect to borrowing may be changed by vote of the Board of Directors without a shareholder vote.


Repurchase Agreements. The Fund may enter into repurchase agreements, but normally will not enter into repurchase agreements maturing in more than seven days. A repurchase agreement involves a sale of securities to the Fund with the concurrent agreement of the seller (a member bank of the Federal Reserve System or securities dealer which the Adviser determines to be financially sound at the time of the transaction) to repurchase the securities at the same price plus an amount equal to accrued interest at an agreed-upon interest rate, within a specified time, usually less than one week, but, on occasion, at a later time. The repurchase obligation of the seller is, in effect, secured by the underlying securities. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying securities and losses, including possible declines in the value of the collateral during the period while the Fund seeks to enforce its rights, possible loss of all or a part of the income during such period and expenses of enforcing its rights.

Portfolio Transactions. The Fund's primary investment objective is long-term capital appreciation and the Adviser does not attempt to time the market for quick gains. However, the Fund may sell securities recently purchased as a result of changes in market conditions or the circumstances of a particular issuer. Because of its long term growth emphasis, the Fund expects that total portfolio turnover rate generally will not exceed 100% annually. The Fund's annual rate of portfolio turnover may vary widely from year to year depending on market conditions and prospects. High portfolio turnover in any given year indicates a substantial amount of short-term trading, which may result in payment by the Fund of above-average amounts of brokerage commissions and could result in the payment by shareholders of above-average amounts of taxes on realized investment gain. In placing portfolio transactions, the Adviser may take into account assistance with the placement of sales for the Fund and research services. The Adviser may use such research in servicing its other fiduciary accounts and not all services received may be used by the Adviser in connection with its services to the Fund. However, the Fund may also benefit from research services received by the Adviser in connection with transactions effected on behalf of other fiduciary accounts.

Fundamental and Non-Fundamental Policies. The investment restrictions set forth as fundamental in the Statement of Additional Information cannot be changed without a vote of the shareholders. The investment objective and all other restrictions and policies of the Fund are not fundamental and may be changed without shareholder approval. In the event that the Fund's investment objective should ever be changed, such change may result in an objective different from the objective the shareholder considered appropriate at the time of investment in the Fund. Any percentage restrictions (except those with respect to illiquid securities and the Fund's fundamental restrictions with respect to borrowing) set forth in the Prospectus or in the Statement of Additional Information apply as of the time of investment without regard to later increases or decreases in the values of securities or total or net assets.

INVESTMENT CONSIDERATIONS AND RISKS

The Fund may be subject to certain risks similar to those associated with the direct ownership of real estate because of its policy of concentration in the securities of companies which are principally engaged in the real estate industry. The risks of direct ownership of real estate include: risks related to general, regional and local economic conditions and fluctuations in interest rates; overbuilding and increased competition; increases in property taxes and operating expenses; changes in zoning laws; heavy cash flow dependency; possible lack of availability of mortgage funds; losses due to natural disasters; regulatory limitations on rents; variations in market rental rates; and changes in neighborhood values. In addition, the Fund may incur losses due to environmental problems. If there is historic contamination at a site, the current owner is one of the parties that may be responsible for clean up costs.


Equity REITs may be affected by changes in the value of the underlying property owned by the trusts, while mortgage REITs may be affected by default or payment problems relating to underlying mortgages, the quality of credit extended and self-liquidation provisions by which mortgages held may be paid in full and distributions of capital returns may be made at any time. Equity and mortgage REITs are dependent upon the skill of their individual management personnel and generally are not diversified. In addition, equity and mortgage REITs could be adversely affected by failure to qualify for tax-free pass-through of income under the Internal Revenue Code, or to maintain their exemptions from registration under the 1940 Act. By investing in REITs indirectly through the Fund, a shareholder will bear not only a proportionate share of the expenses of the Fund, but also indirectly, similar expenses of the REITs, including compensation of management.


To the extent the Fund is invested in debt securities (including asset-backed securities) or mortgage REITs, it will be subject to credit risk and interest rate risk. Credit risk relates to the ability of the issuer to meet interest and principal payments when due. Interest rate risk refers to the fluctuations in the net asset value of any portfolio of fixed income securities resulting solely from the inverse relationship between the price and yield of fixed income securities; that is, when interest rates rise, bond prices generally fall and, conversely, when interest rates fall, bond prices generally rise. In general, bonds with longer maturities are more sensitive to interest rate changes than bonds with shorter maturities.

The Fund, as a non-diversified investment company, may invest in a smaller number of individual issuers than a diversified investment company. Therefore, an investment in the Fund may present greater risk and volatility to an investor than an investment in a diversified investment company.

INVESTMENT  PHILOSOPHY

The Adviser believes that successful investing in real estate securities requires in-depth knowledge of the securities market and a complete understanding of the factors influencing the performance of real estate assets. The Adviser strives to provide superior performance via investment in a select group of real estate securities which are attractively valued and have strong growth prospects.

The investment process generally begins with property type sector allocations determined by the Adviser. The Adviser, among other things, may review, analyze and rank REIT securities based on certain financial ratios and relative valuation measures. The financial analysis process includes a review of the capital structure and the on-going capital needs of the company. Finally, particular emphasis is placed on analyzing each company's cash flow stream and its dividend safety, predictability and prospects for growth.

The Adviser's fundamental real estate analysis depends on extensive, localized research on property markets across the United States, direct inspection of individual property assets and familiarity with company management, operating styles and investment strategies. The Adviser utilizes the nationwide network of real estate professionals employed by RREEF America L.L.C. and its affiliates to assist in evaluating and monitoring properties held by public REITs. See "Management of the Fund" for more information.

CALCULATION OF NET ASSET VALUE

Shares of the Fund are purchased or redeemed, on a continuing basis without a sales charge, at their next determined net asset value per share. Net asset value per share is determined as of 4:00 p.m., Eastern Time, Monday through Friday, exclusive of days on which the New York Stock Exchange ("NYSE") is closed, by dividing the aggregate net assets of the Fund by the total number of shares of the Fund outstanding. The NYSE is ordinarily closed on New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day,
Thanksgiving Day, and Christmas Day. In the event that the NYSE and other financial markets close earlier, as on the eve of a holiday, the net asset value per share will be determined earlier in the day at the close of trading on the NYSE.

A portfolio security listed or traded on a stock exchange or quoted on NASDAQ is valued at the last reported sale price prior to the time when assets are valued. Lacking any sales on that day, the security is valued at the mean between the last reported bid and ask prices. Over-the-counter portfolio securities for which market quotations are readily available are valued at the mean between the most recent bid and ask prices as obtained from one or more dealers that make markets in the securities. Portfolio securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market as determined by the Adviser. When market quotations are not readily available, or when restricted securities or other assets are being valued, such assets are valued at fair value as determined in good faith by or under procedures established by the Board of Directors.

Debt securities (other than short-term obligations) are normally valued on the basis of valuations provided by a pricing service when such prices are believed to reflect the fair value of such securities. Other assets and securities for which no quotations are readily available are valued at fair value as determined in good faith by the Fund. Short-term investments with maturities of 60 days or less at the time of purchase are valued on the basis of the amortized cost. This involves valuing an instrument at its cost initially and, thereafter, assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument.

DIVIDENDS, DISTRIBUTIONS AND TAXES

THIS SECTION IS NOT INTENDED TO BE A FULL DISCUSSION OF ALL THE ASPECTS OF THE FEDERAL INCOME TAX LAW AND ITS EFFECTS ON THE FUND AND ITS SHAREHOLDERS. SHAREHOLDERS MAY BE SUBJECT TO STATE AND LOCAL TAXES ON DISTRIBUTIONS. EACH INVESTOR SHOULD CONSULT A TAX ADVISER REGARDING THE EFFECT OF FEDERAL, STATE AND LOCAL TAXES ON AN INVESTMENT IN THE FUND.


All income dividends and capital gains distributions are normally reinvested, without charge, in additional full and fractional shares of the Fund. Alternatively, investors may choose: (i) automatic reinvestment of capital gains distributions in Fund shares and payment of income dividends in cash; (ii) payment of capital gains distributions in cash and automatic reinvestment of dividends in Fund shares; or (iii) all income dividend and capital gain distributions paid in cash. The share price of the reinvestment will be the net asset value of the Fund shares computed at the close of business on the date the dividend or distribution is paid. Dividend and distribution checks returned to the Fund as being undeliverable will automatically be reinvested in shares of the Fund at the current net asset value on the day returned or on the 181st day, and the distribution option will be changed to full reinvestment.


At the time of purchase, the share price of the Fund may reflect undistributed income, capital gains or unrealized appreciation of securities. Any dividend or capital gains distribution paid to a shareholder shortly after a purchase of shares will reduce the per share net asset value by the amount of the distribution. Although in effect a return of capital to the shareholder, these dividends and distributions are fully taxable.

The Fund generally pays dividends twice each year (usually in June and December). Capital gains, if any, usually will be distributed annually in December.



The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the "Code") and, if so qualified, will not be liable for federal income tax to the extent its earnings are distributed. If, for any calendar year the required distribution of the Fund exceeds the amount distributed, an excise tax equal to 4% of the excess will be imposed on the Fund. The Company intends to make distributions during each calendar year sufficient to prevent imposition of the excise tax.



Dividends from taxable net investment income and distributions of net short-term capital gains paid by the Fund are taxable to shareholders as ordinary income, whether received in cash or reinvested in additional shares of the Fund. A portion of these dividends may qualify for the 70% dividends received deduction available to corporations; dividends that are attributable to distributions made by REITs to the Fund will not qualify. Distributions of net capital gains will be taxable to shareholders as long-term capital gains, whether paid in cash or reinvested in additional shares, and regardless of the length of time the investor has held his shares.

A gain or loss for tax purposes may be realized on the redemption of shares. If the shareholder realizes a loss on the sale or exchange of any shares held for six months or less and if the shareholder received a capital gain distribution during such period, then such loss is treated as a long-term capital loss to the extent of such capital gain distribution.

The Fund may invest in REITs that hold residual interests in real estate mortgage investment conduits ("REMICs"). Under Treasury regulations that have not yet been issued, but may apply retroactively, a portion of the Fund's income from a REIT that is attributable to the REIT's residual interest in a REMIC (referred to in the Code as an "excess inclusion") will be subject to federal income tax in all events. (See "Additional Information on Tax Issues-Taxation of Certain Mortgage REITs" in the Statement of Additional Information.)

The Fund is required to withhold a portion of the dividends, capital gains distributions and proceeds of redemptions payable to any shareholder who fails to furnish the Fund with a correct taxpayer identification number. In order to avoid this withholding requirement, you must certify on your application, or on a separate W-9 Form supplied by the Fund's Transfer Agent, that your taxpayer identification number is correct and that you are not currently subject to backup withholding or you are exempt from backup withholding. For individuals, your taxpayer identification number is your social security number.

THE FUND

RREEF Securities Fund, Inc. (the "Company") is a non-diversified, open-end investment management company organized in 1995 as a Maryland corporation. The Company may issue multiple series, each of which represents an interest in a separate investment portfolio. Currently, the Fund is the only series issued by the Company. The Board of Directors may offer additional series in the future and thus create additional funds within the Company.

Each share, when issued and paid for in accordance with the terms of the offering, is fully paid and non-assessable. Shares have no preemptive or subscription rights and are freely transferable. Each share of the Fund represents an interest in the assets of the Fund and has identical voting, dividend, liquidation and other rights and the same terms and conditions as any other shares. Each fractional share has the same rights, in proration, as a full share. Shares do not have cumulative voting rights; therefore, the holders of more than 50% of the voting power of the Fund can elect all of the directors of the Fund.


The Company does not hold regular annual shareholder meetings. Shareholder meetings are held when they are required under the 1940 Act or otherwise called for special purposes. Special meetings may be called upon the written request of shareholders holding at least 10% of the voting power of the Company.


MANAGEMENT OF THE FUND



Subject to the direction and supervision of the Company's Board of Directors, RREEF Real Estate Securities Advisers L.P. serves as the Fund's investment adviser. The Adviser is a California limited partnership registered as an investment adviser under the Federal securities laws. RREEF Real Estate Securities Advisers, Inc. is the sole general partner of the Adviser. Donald A. King, Jr., D. Wylie Greig and Stephen M. Steppe are the directors of the Adviser's general partner. The Adviser is under common control with RREEF America L.L.C., also a registered investment adviser. The Adviser's affiliates have provided real estate investment management services to institutional investors since 1975. Its principal office is located at 875 N. Michigan Avenue, Chicago, Illinois. The Adviser was formed in April, 1993 to manage accounts for institutional clients on a discretionary basis. As of December 31, 1996, the Adviser had approximately $462 million in assets under management.

The Adviser manages the investment and reinvestment of the assets of the Fund and is responsible for managing the Fund's business affairs. The Adviser furnishes continuous advice concerning the Fund's investments. In addition, the Adviser provides office space for the Fund, pays the salaries, fees and expenses of all Fund officers and directors who are affiliated with the Adviser and pays all expenses of marketing the Fund's shares. For such services, the Fund pays the Adviser a fee of 0.75% per annum on daily net assets of the Fund up to $100 million and 0.65% per annum on daily net assets of the Fund in excess of $100 million. This fee is higher than that paid by most mutual funds but is not necessarily higher than that paid by funds with similar objectives. The Adviser has voluntarily agreed to absorb certain Fund operating expenses through at least the end of the fiscal year ending October 31, 1997 to the extent that the ratio of expenses to average net assets exceed 1.00%.



Portfolio Management. Kim G. Redding is the Fund's primary portfolio manager. Mr. Redding has served as the President of the Adviser's general partner since inception in 1993, is currently a member of RREEF America L.L.C.("RREEF America") and is a Senior Vice-President of RREEF Management Company. From 1990 to 1993, he was a principal in K.G. Redding & Associates, an investment adviser, and prior thereto he was the President of Redding, Melchor & Company, an investment adviser. Mr. Redding has been professionally managing portfolios of real estate securities since 1987. Karen Knudson co-manages the Fund with Mr. Redding. Ms. Knudson has served as Vice President of RREEF Securities since February 1995. Prior to that, Ms. Knudson was Senior Vice President and CFO of Security Capital Group (January 1993 to January 1995) and Real Estate Investment Manager, Senior Vice President/Chief Financial Officer; Bailard, Biehl and Kaiser (November 1983 to January 1993).

PERFORMANCE HISTORY OF THE ADVISER

While the Adviser has limited operational history with the Fund, set forth below are certain performance data, provided by the Adviser, relating to the performance of all private accounts managed by the Adviser using investment strategies and techniques similar to those that are used by the Fund. Also set forth below, for comparison, are the performances of widely recognized indices of market activity based upon the aggregate performance of selected unmanaged portfolios of publicly traded common stocks.

The results presented may not necessarily equate with the returns experienced by the Fund, owing to the differences in brokerage commissions, investment and management fees, the size of positions taken in relation to account size and diversification of securities, as well as other costs, such as registration fees borne by the Fund but not incurred by the private accounts. Investors should not rely on the following data as an indication of future performance of the Adviser or of the Fund. Investors should be aware that the use of methods for computing performance numbers different than that used by the Adviser with respect to its accounts could result in performance data different than that shown.

                             PERFORMANCE HIGHLIGHTS
                                (SEE NOTES BELOW)
           ANNUALIZED RETURNS FROM OCTOBER 1987 THROUGH DECEMBER 1996

RREEF Real Estate Securities Advisers

         Before Fees..............................    15.5%

         After Fees...............................    14.3%

NAREIT Equity Less Healthcare.....................    10.0%

Wilshire REIT Index...............................     8.6%



                                       15





                          ANNUAL TIME-WEIGHTED RETURNS


                                                     FOR THE YEARS ENDED DECEMBER 31,
                                     ------------------------------------------------------------   --------------
                                      1988     1989     1990     1991     1992     1993     1994     1995    1996
                                     ------   ------   ------   ------   ------   ------   ------   ------  ------

RREEF Real Estate Securities
Advisers
      Before Fees...............       8.2%     7.7%   (4.8)%    32.9%    29.4%    19.0%     4.8%    13.9%   41.1%
      After Fees................       6.8%     6.1%   (6.4)%    30.9%    28.1%    18.0%     4.3%    13.0%   40.3%

NAREIT Equity Less Healthcare...      15.8%     4.6%  (23.6)%    29.4%    20.7%    18.7%     3.0%    14.2%   36.4%

Wilshire REIT Index                   17.5%     2.7%  (23.4)%    23.8%    15.3%    15.2%     2.7%    12.2%   37.0%
 ...................

-------
Notes: RREEF Real Estate Securities Advisers "After Fees" performance includes reinvested dividends, capital gains and losses, and deducts advisory fees (generally between 0.65% and 0.75%) and other account expenses. RREEF Real Estate Securities Advisers before fees performance is presented before applicable advisory fees and reflects growth investment results. Other indices noted do not deduct advisory fees. Past performance indicated for RREEF Real Estate Securities Advisers relates to all discretionary accounts managed using investment strategies and techniques similar to those used by the Fund, and includes, for the period prior to July 1993, performance under a predecessor adviser (K.G. Redding & Associates) using the same investment approach and under the same primary portfolio manager. Past performance is not necessarily indicative of future results nor can it be assumed that any recommendations will be profitable.

These results have been prepared and presented in compliance with the AIMR Performance Presentation Standards since inception. The Wilshire Real Estate Securities Index (REIT component) is a market capitalization weighted index comprised of 98 equity REITS as of December 1996. It does not include special purpose or healthcare REITS. The NAREIT Equity without Healthcare Index is a market capitalization weighted index comprised of 198 REITS, as of December 1996, with 75% or greater of their gross assets invested in equity ownership of real estate and excludes healthcare REITS.

ADMINISTRATOR, TRANSFER AGENT, CUSTODIAN AND
DIVIDEND PAYING AGENT

The Company has entered into Administration, Custodian and Transfer Agency and Service Agreements with Investors Bank & Trust Company ("Investors Bank"), 89 South Street, Boston, Massachusetts 02111.

Investors Bank generally assists the Adviser in all matters relating to the administration of the Fund, including the coordination and monitoring of any third parties furnishing services to the Fund, the preparation and maintenance of financial and accounting records, and the provision of the necessary office space, equipment and personnel to perform administrative and clerical functions. Investors Bank is not involved in the investment decisions made with respect to the Fund.

Investors Bank also serves as the Transfer Agent of the Fund. In its capacity as Transfer Agent, Investors Bank maintains the records of each shareholder's account, processes purchases and redemptions of the Fund's shares, acts as dividend and distribution disbursing agent and performs other shareholder servicing functions.

As compensation for its services as Administrator, Custodian and Transfer Agent of the Fund, Investors Bank receives a monthly fee at the annual rate of 0.10% of the average daily net assets of the Fund, subject to certain minimums, plus transaction fees and any applicable shareholder account charges.

HOW TO PURCHASE SHARES




Investors may purchase Fund shares at net asset value by wire, telephone or mail as described below. The Fund imposes no sales charges. The minimum initial investment in the Fund is $50,000. The minimum initial investment may be waived for: (i) accounts beneficially owned or controlled by officers, directors and employees of the Fund, the Adviser and any affiliated entities; (ii) Individual Account Retirement Plans; (iii) an investor when the aggregate of all Fund accounts beneficially owned or controlled by that investor total at least $50,000; and (iv) clients of the Adviser and clients of any affiliated entities of the Adviser, including officers, directors and other affiliates of such clients. The minimum subsequent investment is $1,000. The Fund does not issue certificates representing ownership of its shares.




Your purchase order will be processed at the net asset value next determined with respect to the shares being purchased after your purchase order (or your wire, if applicable) has been received and accepted by the Fund's Transfer Agent. See "Calculation of Net Asset Value." You are deemed to be a shareholder as of the first business day following the day the Transfer Agent has received payment for your order. Orders will be accepted only upon receipt by the Transfer Agent of all documentation required to be submitted in connection with such order.

When you purchase shares by check, the Fund reserves the right to hold payment on redemptions until your purchase check has cleared (which can take up to 15 days from the purchase date). If you anticipate the need for more immediate access to your investment you should purchase shares by Federal Funds wire, as described below.

YOU MAY INVEST IN THE FOLLOWING WAYS:

BY WIRE

Investors may purchase shares through the Transfer Agent by bank wire. Bank wire purchases will be treated as received after the Transfer Agent is notified that the bank wire has been credited to the Fund. To open an account by wire purchase, investors must first call the Transfer

Agent at (800) 909-9234 for an account number. Then wire the money to:

                         Investors Bank & Trust Company
                              Attn.: Transfer Agent
                              Boston, MA 02205-1537
                                  ABA#011001438
                                  DDA#453211234

                     Include the Fund name, account name(s)
                              and account number(s)

The completed application should be mailed to the Transfer Agent at the address below. Subsequent wire investments may be made by existing shareholders by following the instructions outlined above. It is not necessary, however, for such shareholders to call for another account number.

BY MAIL


Send the completed and signed Application enclosed with this Prospectus with a check to the Transfer Agent. Checks should be made payable to RREEF Real Estate Securities Fund and be drawn on a U.S. bank. Send your purchase order to:

                        RREEF Real Estate Securities Fund
                       c/o Investors Bank & Trust Company
                              P.O. Box 1537, MFD23
                              Boston, MA 02205-1537

When making subsequent investments, enclose your check with the return remittance portion of the confirmation of your previous investment or indicate on your check or a separate piece of paper your name, address and account number and mail it to the address set forth above. Third party checks will not be accepted; and the Fund reserves the right to refuse to accept second party checks.


The Fund reserves the right to suspend the offering of shares for a period of time. It also reserves the right to reject any specific purchase order.

HOW TO REDEEM SHARES


You may redeem all or a portion of your shares on any day on which the Fund's net asset value is calculated. Your shares will be redeemed at the net asset value determined after the Transfer Agent has received and accepted your redemption request. See "Calculation of Net Asset Value." A redemption fee of 1.00% of the amount redeemed, payable to the Fund will be charged on all redemptions within one year of purchase, except redemptions from Individual Account Retirement Plans. Other than this fee, there are no redemption charges or expenses.


BY TELEPHONE

You may select an optional feature on your Application which will permit you or your authorized representatives to redeem up to your entire account by telephone request. If you do not elect this privilege, you can redeem up to $25,000 by telephone request if your address of record has not changed within the last 60 days. These proceeds will only be mailed to your address of record payable exactly as registered or to a pre-designated bank account.

To redeem by telephone, call the Transfer Agent at (800) 909-9234 and specify the number of shares or the dollar amount to be redeemed, your name and your account number. Telephone instructions will be accepted between 9:00 a.m. and 4:00 p.m., Eastern Time, on any day the New York Stock Exchange is open. It may be difficult to implement telephone redemptions during periods of drastic economic or market changes, in which case, you may redeem your shares by sending a written request to the Transfer Agent. The Fund and the Transfer Agent will employ reasonable procedures, as described below, to attempt to confirm that instructions communicated by telephone are genuine, and if such procedures are not employed, the Fund may be liable for any losses due to unauthorized or fraudulent instructions. Specifically, the person initiating the call will be asked to identify the account registration and tax identification number of the account from which shares are to be redeemed. In addition, all telephone calls may be recorded and written confirmation of such transactions will be provided. The Fund and its agents will not be liable for following instructions communicated by telephone reasonably believed to be genuine. The Fund reserves the right to terminate, suspend or modify telephone transaction privileges at any time without notice to shareholders.

The Transfer Agent will normally send the redemption proceeds on the first business day following receipt of your redemption request. If you request that your redemption proceeds be sent by wire transfer to a preauthorized account, the amount redeemed must be at least $1,000. If making immediate payment could adversely affect the Fund, it may take up to seven days to pay you. The Fund cannot suspend the right of redemption for more than seven days except when the NYSE is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closings, or under any emergency circumstances as determined by the Securities and Exchange Commission to merit such action.


BY MAIL

To redeem your shares by mail, send a written redemption request to the Transfer Agent at the following address:

                         Investors Bank & Trust Company
                              P.O. Box 1537, MFD23
                              Boston, MA 02205-1537


Specify the Fund's name, the number of shares or the dollar amount to be redeemed, your account number, and the requirements listed below that apply to your particular account. You should also specify whether you wish to have the proceeds sent to the account registration address or to your preauthorized account if you have established this option. If you request: (i) a redemption of more than $50,000; (ii) a redemption of any amount to be sent to an address other than that on record with the Fund; or (iii) a redemption payable other than as your account is registered, all owners must sign the redemption request and all signatures must be guaranteed. For some types of accounts, additional documentation may be required. The Transfer Agent accepts signature guarantees from all acceptable financial institutions as described in the enclosed Application. Those financial institutions which participate in a medallion signature program must use the specific "Medallion Guaranteed" stamp.


If any portion of the shares to be redeemed represents an investment made by check, the Fund reserves the right to hold payment on such redemption until the purchase check has cleared (which could take up to 15 days from receipt of the check). If you anticipate the need for more immediate access to your investment, you should purchase shares by Federal Funds wire.


In order to reduce expenses of the Fund, the Fund reserves the right to redeem all of the shares in any shareholder account if, for a period of more than three months, the account has a net asset value lower than the initial minimum investment requirement due to shareholder redemptions. If the Fund elects to close such accounts, it will notify shareholders whose accounts are below the minimum of its intention to do so, and will provide those shareholders with an opportunity to increase their accounts by investing a sufficient amount to bring their accounts up to the minimum amount within sixty (60) days of the notice.

PERFORMANCE INFORMATION

From time to time, in advertisements or in reports to shareholders or prospective shareholders, the Fund may compare its performance, in terms of its total return, to that of other mutual funds with similar investment objectives and to stock or other indices. For example, the Fund may compare its performance to rankings prepared by Lipper Analytical Services, Inc., a widely recognized independent service which monitors the performance of mutual funds, to Morningstar's Mutual Fund Values and to various indices, including Lehman Brothers REIT Index, NAREIT Equity-Less Health Care Index, Standard & Poor's 500 Composite Stock Price Index and Wilshire REIT Only Index. Performance information and rankings as reported in the Realty Stock Review, Changing Times, Business Week, Institutional Investor, the Wall Street Journal, Mutual Fund Forecaster, No-Load Investor, Money Magazine, Forbes, Fortune, Investor's Business Daily and Barrons magazine may also be used in comparing performance of the Fund. The Fund's past performance comparisons should not be considered as representative of the future performance of the Fund.

The Fund's average annual total return is computed by determining the average annual compounded rate of return for a specified period that, if applied to a hypothetical $1,000 initial investment, would produce the redeemable value of that investment at the end of the period, assuming reinvestment of all dividends and distributions and with recognition of all recurring charges. The Fund may also utilize a total return for differing periods computed in the same manner but without annualizing the total return.

SHAREHOLDER INQUIRIES


Call (800) 909-9234 from 9:00 a.m.--5:00 p.m. Eastern Time for prompt service on any questions about your account. During unusual market conditions, the Fund may experience difficulty in accepting telephone inquiries. In such circumstances, you should contact the Fund directly at (415) 781-3300 weekdays from 9:00 a.m.--5:00 p.m. Pacific Time or by mail at 101 California Street, San Francisco, CA 94111-5853.

RREEF REAL ESTATE SECURITIES FUND
101 California Street
San Francisco, California 94111-5853



INVESTMENT ADVISER
RREEF Real Estate Securities Advisers L.P.
875 N. Michigan Avenue
Chicago, Illinois 60611


DIRECTORS
Donald A. King, Jr.
Gregory L. Melchor
Willis K. Polite
Kim G. Redding
William Wilson, III

ADMINISTRATOR
CUSTODIAN
TRANSFER AGENT
Investors Bank & Trust Company
89 South Street
Boston, Massachusetts 02111

LEGAL COUNSEL
D'Ancona & Pflaum
30 N. LaSalle Street
Chicago, Illinois 60602


INDEPENDENT ACCOUNTANTS
Deloitte & Touche L.L.P.
125 Summer Street
Boston, Massachusetts 02110


RREEF
REAL ESTATE
SECURITIES
FUND

PROSPECTUS
& APPLICATION



MARCH 1, 1997



RREEF
The RREEF Funds

RREEF
The RREEF Funds


RREEF REAL ESTATE SECURITIES FUND       ACCOUNT APPLICATION

Send to:  RREEF Real Estate Securities Fund
          P.O. Box 1537, MFD23
          Boston, MA 02205-1537


I. ACCOUNT INFORMATION

Name of Account Owner

Name of Co-Owner (if applicable)

Street or P.O. Box

City

State      Zip Code

Unless otherwise indicated, Co-Owners will be registered as joint tenants with right of survivorship.

Telephone Number

Taxpayer Identification Number

US Citizen, Resident or Entity       [ ] Yes  [ ] No

II. ADDRESS FOR CONFIRMATIONS/STATEMENTS

Confirmations and statements will be sent to the party listed in Section I. If additional statements are needed, please list to whom they should be sent:

Daily Confirmations (limit of one):

Monthly Statements (additional addresses can be listed on a separate page):

III. INVESTMENT INFORMATION

RREEF Real Estate Securities Fund   $

IV. DIVIDEND/DISTRIBUTIONS REMITTANCE PLANS

CHECK  APPROPRIATE  BOX  (SEE  "DIVIDENDS,   DISTRIBUTIONS  AND  TAXES"  IN  THE
PROSPECTUS)

All distributions will be reinvested if no item is checked.

Dividends:           [ ] Cash   [ ] Reinvested

Capital Gains:       [ ] Cash   [ ] Reinvested

V. REDEMPTIONS

I/we authorize RREEF Securities Fund, Inc. and the Transfer Agent to honor telephone instructions for my/our account. In an effort to confirm that telephone requests are genuine, the Fund will employ reasonable procedures which currently include, but are not limited to, requiring the caller to provide certain information unique to the account. As long as the Fund's telephone representatives comply with these procedures neither the Fund nor the Transfer Agent will be liable for any losses due to fraudulent or unauthorized transactions.

[ ] Permit redemption of shares via telephone

Redemptions  requested via  telephone  will only be wired to  pre-existing  bank
account  instructions.   No  bank  instruction  changes  will  be  accepted  via
telephone.


If you do not authorize telephone redemptions, only written transaction instructions will be accepted. Each request must contain the signature of the owner(s) exactly as the name(s) appear in the registration with a signature guarantee under certain circumstances outlined in the Prospectus, by a member of the New York Stock Exchange's Medallion Signature Program, or certain banks, savings and loan institutions, credit unions, securities dealers, securities exchanges, clearing agencies and registered securities associations in accordance with a regulation of the Securities and Exchange Commission and acceptable to the Fund and the Transfer Agent.


VI. REDEMPTION AND DIVIDEND WIRE INSTRUCTIONS

Proceeds of any redemptions and dividend disbursements (if applicable) should be wired to my/our bank as follows:

Bank Name

ABA Number

Street Address

City               State       Zip Code

Account Name

Account Number

VII. AUTHORIZED SIGNERS


By the execution of this RREEF Real Estate Securities Fund Application, the undersigned represents and warrants that it has full right, power and authority to make the investment applied for pursuant to this Application and is acting for itself or in some fiduciary capacity in making such investment, and the individual(s) signing on behalf of the registered owner(s) represent and warrant that they are duly authorized to sign this Application and to purchase and redeem shares of the Fund described in the accompanying Prospectus on behalf of the undersigned. THE UNDERSIGNED AFFIRMS THAT IT HAS RECEIVED A CURRENT RREEF REAL ESTATE SECURITIES FUND PROSPECTUS AND HAS REVIEWED THE SAME, AND AGREES TO BE BOUND BY THE TERMS DETAILED THEREIN, AND AS AMENDED FROM TIME TO TIME.


Signature

Print Name and Title, if any

VIII. CERTIFICATION

TAXPAYER IDENTIFICATION NUMBER

Under penalties of perjury, the account owner named in Section I above certifies that:

(1) The number shown on this form is the account owner's correct Taxpayer Identification Number (or the account owner has applied or is applying for such number), and;

(2) The account owner is not subject to backup withholding because the account owner (a) is exempt from backup withholding, (b) has not been notified by the Internal Revenue Service (IRS) that the account owner is subject to backup withholding as a result of failure to report all interest or dividends, or (c) has received notice from the IRS that backup withholding no longer applies.

CERTIFICATION INSTRUCTIONS: Item (2) above must be crossed out if the account owner has received IRS notice that backup withholding currently applies because of under reporting of dividends on the account owner's return. (Also see "Guidelines for Certification of Taxpayer Identification Number" at the bottom of this application.)

NOTE: FAILURE TO COMPLETE THIS SECTION MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO THE ACCOUNT OWNER.

BY CHECKING ONLY THE APPROPRIATE BOX BELOW, THE ACCOUNT OWNER CERTIFIES UNDER PENALTY OF PERJURY THAT:

[ ] The account owner does not have a taxpayer identification number, but has applied for or intends to apply for one. Owner understands that the required 31% withholding may apply before the account owner provides such number and required certifications, which should be provided within 60 days.

[ ]  The account owner is an exempt recipient.

[ ] The account owner is neither a citizen nor a resident of the United States for the purposes of the Internal Revenue Code. Owner is a resident
     of                              .

ALL  RECIPIENTS,   INCLUDING  EXEMPT  RECIPIENTS,  MUST  REPORT  THEIR  TAXPAYER
IDENTIFICATION NUMBERS AND PROVIDE THE CERTIFICATIONS REQUESTED TO PREVENT WITHHOLDING.

A PARTIAL LIST OF EXEMPT RECIPIENTS FOLLOWS:

Retirement Plans
Corporations
Common Trust Funds
Financial Institutions

Colleges, Churches, Charitable Organizations
Agents, Fiduciaries, Middlemen
Registered Securities Dealers

SIGNATURE:

DATE:

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER

Federal law requires that taxable distributions and proceeds of redemptions be reported to the IRS and that 31% be withheld if you fail to provide your correct Taxpayer Identification Number (TIN) and the certifications in Section VIII, or you are otherwise subject to backup withholding. Amounts withheld and forwarded to the IRS can be credited as a payment of tax when completing your Federal income tax return. For most individual taxpayers, the TIN is your social security number. Special rules apply for certain accounts. For example, for an account established under the Uniform Gift to Minors Act, the TIN of the minor should be furnished. If you do not have a TIN, you may apply for one using the forms available at local offices of the Social Security Administration of the IRS. Recipients exempt from backup withholding, including corporations and certain other entities, should provide their TIN and complete the appropriate items in Section VIII of the application to avoid possible erroneous withholding. Non-resident aliens and foreign entities may be subject to non-resident alien withholding of up to 30% on certain distributions received from the Fund and must provide certain certifications on IRS Form W-8 to avoid backup withholding with respect to other payments. For further information, see IRC Sections 1441, 1442 and 3406, or consult your tax advisor.

                       STATEMENT OF ADDITIONAL INFORMATION



                                 March 1, 1997


                        RREEF REAL ESTATE SECURITIES FUND
                              101 California Street
                          San Francisco, CA 94111-5853
                                 1-800-909-9234
                                 1-415-781-3300


      This Statement of Additional Information is not a prospectus but contains information which should be read in conjunction with the prospectus of the RREEF Real Estate Securities Fund (the "Fund") dated March 1, 1997 (the "Prospectus"), which may be obtained free of charge by writing to or calling the Fund at the above address or telephone number.

                       STATEMENT OF ADDITIONAL INFORMATION
                                TABLE OF CONTENTS

FUNDAMENTAL INVESTMENT RESTRICTIONS........................................... 3

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS AND OTHER POLICIES.................... 3

ADDITIONAL INFORMATION CONCERNING CERTAIN INVESTMENT TECHNIQUES .............. 5

PORTFOLIO TRANSACTIONS........................................................ 6

MANAGEMENT OF THE FUND........................................................ 7


CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES ..........................12


INVESTMENT ADVISORY AND OTHER SERVICES........................................13

IN KIND PURCHASES OF SHARES OF THE FUND ......................................14

ADDITIONAL INFORMATION ON REDEMPTIONS ........................................15

CALCULATION OF PERFORMANCE DATA ..............................................15

ADDITIONAL INFORMATION ON TAX ISSUES..........................................17

CUSTODIAN.....................................................................19

LEGAL COUNSEL ................................................................20

INDEPENDENT ACCOUNTANTS ......................................................20

FINANCIAL STATEMENTS .........................................................20

APPENDIX .....................................................................21

                       FUNDAMENTAL INVESTMENT RESTRICTIONS


         The investment restrictions set forth below are fundamental and may not be changed without the approval of the holders of the lesser of: (i) 67% of the eligible votes, if the holders of more than 50% of the eligible votes are present in person or by proxy; or (ii) more than 50% of the eligible votes.


THE FUND MAY NOT:


(1) Issue senior securities, except as permitted under the Investment Company Act of 1940 (the "1940 Act").


(2) Borrow in amounts exceeding 33 1/3% of the value of the Fund's total assets at the time of borrowing. The Fund may not pledge or hypothecate any of its assets, except in connection with permitted borrowing.

(3) Underwrite the securities of other issuers, except to the extent that the Fund may be deemed to act as an underwriter in certain cases when disposing of restricted securities.

(4) Invest in real estate, except the Fund may invest in securities secured by real estate interests therein or securities issued by companies which invest in real estate or interests therein including real estate investment trusts ("REITs"). (This does not prevent the Fund from owning and liquidating real estate or real estate interests incident to a default on portfolio securities.)

(5)     Purchase or sell commodities or commodity futures contracts.

(6) Lend money, except that it may purchase and hold debt securities publicly distributed or traded or privately placed and may enter into repurchase agreements. The Fund will not lend securities if such a loan would cause more than 20% of the value of its net assets to then be subject to such loans.

(7) Invest 25% or more of its total assets in securities of companies principally engaged in any one industry, except that the Fund may invest without limitation in securities of companies engaged principally in the real estate industry.

           NON-FUNDAMENTAL INVESTMENT RESTRICTIONS AND OTHER POLICIES

        These policies and the Fund's investment objective set forth in the Prospectus may be changed by the Board of Directors without a shareholder vote.

THE FUND MAY NOT:

(8)     Purchase  any  security  on  margin,  except  that  it may  obtain  such
        short-term   credits  as  are  necessary  for  clearance  of  securities transactions.

(9) Invest more than 5% of its total assets in warrants to purchase common stock.

(10)    Invest in companies for the purpose of exercising control or management.

(11) Purchase a security (other than obligations issued or guaranteed by the U.S., any state or local government, or any foreign government, their agencies or instrumentalities) if, as a result, more than 5% of the value of the Fund's total assets would be invested in the securities of issuers which at the time of purchase have been in operation for less than three years (for this purpose, the period of operation of any issuer shall include the period of operation of any predecessor or unconditional guarantor of such issuer). The restriction does not apply to securities of real estate investment trusts or other pooled investment vehicles or mortgage- or asset-backed securities.

(12) Invest more than 15% of its net assets in illiquid securities (including restricted securities which are illiquid and repurchase agreements maturing in more than seven days).


(13) Purchase or retain the securities of any issuer if, to the Fund's knowledge: (i) one or more officers, directors or partners of the Fund or the Adviser individually owns or would own, directly or beneficially, more than 1/2% of the securities of such issuer; and (ii) in the aggregate, such persons own or would own, directly or beneficially, more than 5% of such securities.


(14) Purchase participations or other direct interests or enter into leases with respect to oil, gas, or other mineral exploration or development programs.

(15)    Purchase or write puts, calls, or any combination thereof.

(16) Purchase the securities of open-end or closed-end investment companies except in compliance with the Investment Company Act of 1940.

         PLEASE NOTE: All percentage restrictions, whether fundamental or non-fundamental, except those restrictions in Fundamental Restriction #2, with respect to borrowing, and Non-Fundamental Restriction #13, with respect to illiquid securities, apply as of the time of an investment without regard to any later fluctuations in the value of portfolio securities or other assets.

OPERATING POLICIES

         In addition to the above investment restrictions, the Board of Directors has approved the following operating policies which may be changed by the Board of Directors without a shareholder vote.

        (i) The Fund may not borrow money except from banks for temporary or emergency purposes in amounts not in excess of 10% of the value of the Fund's total assets (excluding the amount borrowed) at the time of such borrowing.

        (ii) The Fund may not pledge or hypothecate any of its assets except in connection with permitted borrowing in amounts not exceeding 15% of the value of its total assets (excluding the amount borrowed) at the time of such borrowing.

        (iii) The Fund will not purchase any securities at any time when borrowings exceed 5% of the value of its total assets.

        (iv)   The Fund may not loan portfolio securities.

                        ADDITIONAL INFORMATION CONCERNING
                          CERTAIN INVESTMENT TECHNIQUES

LOANS OF PORTFOLIO SECURITIES

         The fundamental investment restrictions provide that the Fund may make secured loans of portfolio securities in order to realize additional income, provided that the Fund will not lend securities if such a loan would cause more than 20% of the total value of its net assets to then be subject to such loans. However, as a matter of operating policy, the Fund does not intend to make such loans. This policy may be changed by the Board of Directors should they determine that such loans would benefit the Fund.

         If the Fund were to lend securities, the borrower would provide cash collateral which the Fund could invest in order to receive short-term interest income. The borrower also would pay the Fund an amount equal to the dividends or interest which the Fund would have received if the Fund had not loaned the securities. The cash collateral which the borrower would provide must be equal to the market value of the securities loaned. If this market value rises, the borrower would provide more cash on each business day. If it declines, the borrower is entitled to be paid back some of its cash. Determinations of market value are made at the end of each business day. If the cash collateral drops below 100% and the required additional cash is not immediately deposited by the borrower, the loan would immediately become due and the Fund would be entitled to replace the securities by purchase. There can be no assurance that the borrower would be able to deposit any required additional cash. The Fund would exercise its right to replace the securities within such reasonable time as the Fund deemed appropriate under the circumstances.

         There are other policies which would govern the Fund's lending securities. The borrower must agree to return the securities after notice, within the normal settlement time of five business days. The Fund would invest the cash collateral only in readily marketable short-term interest bearing securities of prime quality so that the Fund could return the borrower's cash when due. Part of the interest the Fund receives on these investments may be paid to the borrower.

         If the voting rights or rights to consent on securities loaned pass to the borrower, the Fund would retain the right to cancel the loan and retain its rights in time to vote upon or consent to a matter which the Fund deems important.

         The Fund would loan its portfolio securities only to brokers, dealers and other financial institutions, and the Fund's loans would comply with applicable regulatory requirements. The Fund may pay reasonable finder's, administrative and custodian fees in connection with securities loans.

         Some, but not all, of the Fund's policies are necessary to meet certain requirements of the tax laws relating to the lending of securities. The Fund's policies will not be changed unless the change is permitted under these requirements. The Fund intends not to lend portfolio securities if, or to the extent that, such activity would jeopardize its qualification as a regulated investment company under the tax laws.

FIRM COMMITMENT AGREEMENTS

         The Fund may enter into firm commitment agreements ("when-issued" purchases) for the purchase of securities at an agreed upon price on a specified future date. The Fund will not enter into such agreements for the purpose of investment leverage.


         Liability for the purchase price and all the rights and risks of ownership of the securities accrue to the Fund at the time it becomes obligated to purchase the securities, although delivery and payment occur at a later date, generally within 45 days of the date of the commitment to purchase. Accordingly, if the market price of the security should decline, the effect of the agreement would be to obligate the Fund to purchase the security at a price above the current market price on the date of delivery and payment. During the time the Fund is obligated to purchase such securities, it will maintain with the Custodian a segregated account with U.S. Government Securities, cash or cash equivalents or other liquid securities of an aggregate current value sufficient to make payment for the securities.


                             PORTFOLIO TRANSACTIONS

         The Advisory Agreement between the Fund and the Adviser requires that the Adviser, in executing portfolio transactions and selecting brokers or dealers, seek the best overall terms available. In this regard, the Adviser will seek to obtain the most favorable price and execution for the transaction given the size and risk involved. In placing executions and paying brokerage commissions, the Adviser considers the financial responsibility and reputation of the broker or dealer, the range and quality of the brokerage and research services made available to the Fund and the professional services rendered, including execution, clearance procedures, wire service quotations, assistance with the placement of sales for the Fund and ability to provide supplemental performance, statistical and other research information for consideration, analysis and evaluation by the Adviser's staff. Under the Advisory Agreement, the Adviser is permitted, in certain circumstances, to pay a higher commission than might otherwise be obtained in order to acquire brokerage and research services. The Adviser must determine in good faith, however, that such commission is reasonable in relation to the value of the brokerage and research services provided -- viewed in terms of that particular transaction or in terms of all the accounts over which investment discretion is exercised. In such case, the Board of Directors will review the commissions paid by the Fund to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits obtained. The advisory fee paid to the Adviser would not be reduced by reason of its receipt of such brokerage and research services. To the extent that research services of value are provided by broker/dealers through or with whom the Fund places portfolio transactions the Adviser may be relieved of expenses which it might otherwise bear. In addition, the Adviser may use such research in servicing its other fiduciary accounts and not all services received may be used by the Adviser in connection with its services to the Fund. However, the Fund may also benefit from research services received by the Adviser in connection with transactions effected on behalf of other fiduciary accounts.


         On occasions when the Adviser deems the purchase or sale of a security to be in the best interests of the Fund as well as other fiduciary accounts, the Adviser may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for other accounts in order to obtain the best net price and most favorable execution. In such event, the allocation will be made by the Adviser in the manner considered to be most equitable and consistent with its fiduciary obligations to all such fiduciary accounts, including the Fund. In some instances, this procedure could adversely affect the Fund but the Company deems that any disadvantage in the procedure would be outweighed by the increased selection available and the increased opportunity to engage in volume transactions. For the fiscal year ended October 31, 1996, the Fund paid total brokerage commissions of $20,602.

                             MANAGEMENT OF THE FUND


         The Directors and Officers of the Fund, their current business addresses and principal occupations during the past five years are set forth below. Prior to January 1995, RREEF America L.L.C.** ("RREEF America") operated as a limited partnership under the name RREEF America Partners, L.P. All references to RREEF America include its predecessor.


                                                   Age at     Address and
Name                          Fund Position        3/1/97     Principal Occupation(s) During Past 5 Years**
-------------------------     ------------------   ---------  -----------------------------------------------------


Kim G. Redding*               Director and           41       875 N. Michigan  Avenue,  Chicago,  IL 60611
                              President
                                                              Member  of RREEF  America  since  January  1995,
                                                              Senior  Vice   President  of  RREEF   Management
                                                              Company  and  President  of  RREEF  Real  Estate
                                                              Securities   Advisers,   Inc.  ("the   Adviser's
                                                              General  Partner")  since  May  1993;  from 1990
                                                              through  1993,   principal  of  K.G.  Redding  &
                                                              Associates, an investment adviser.


Donald A.  King,  Jr.*        Director  and          56       875 N. Michigan  Avenue,  Chicago,  IL 60611
                              Executive
                              Vice President


                                                              Managing  Member or RREEF  America,  and  Senior
                                                              Vice President of RREEF  Management  Company for
                                                              the past five years. Director and Vice President
                                                              of the  Adviser's  General  Partner  since its
                                                              inception  in 1993. Member of the Pension  Real
                                                              Estate  Association and the Urban Land Institute.
                                                              Member of the Executive Committee of the National
                                                              Realty Committee, the Advisory Board of McIntire
                                                              School of Commerce at the  University of Virginia,
                                                              and the Executive Committee of the Policy Advisory
                                                              Board of the  Center  for Real  Estate and Urban
                                                              Economics  at  the   University  of  California,
                                                              Berkeley. President of the RREEF Corporation, President
                                                              of RREEF America REIT, Inc. and various title holding
                                                              entities managed by the RREEF Funds.




                                       7




Gregory L. Melchor            Director                48      635 Emerson Street, Palo Alto, CA  94301


                                                              President   of   Melchor   Corporation,    asset
                                                              management firm since 1979.


Willis K. Polite              Director                68      650 California Street, San Francisco, CA 94108


                                                              Founding  General Partner of Seagate  Investment
                                                              Company,   Pepper   Pike,   Ohio   and   Seagate
                                                              Investment Company,  San Francisco,  California.
                                                              Founder  and  former   President   of  Deerfield
                                                              Corporation,   a   family   investment   entity.
                                                              Currently,  Director of Solarflo Corporation,  a
                                                              manufacturer  of  combustion  equipment  and SEV
                                                              Corporation,   a  specialty   automotive   paint
                                                              company.


William Wilson, III           Director                60      2929 Campus Dr., San Mateo, CA 94403


                                                              President  since  1978  of  William  Wilson  and
                                                              Associates,   a  property  management  and  real
                                                              estate development firm.


Peter J. Broccolo             Vice President          40      875 N. Michigan  Avenue,  Chicago,  IL 60611

                                                              Member,  RREEF America since 1993; Vice President
                                                              of  Acquisitions  since 1994;  Vice  President of
                                                              Client  Relations  since 1995.  Vice President of
                                                              LaSalle Partners  Limited,  property  acquisition
                                                              and investment management, from 1985 to 1993.

Patrick J. Callan             Vice President          60      55 East 52nd Street, New York, NY 10055


                                                              Member,  RREEF America and Vice President of the
                                                              RREEF Corporation for the past five years.



Paula  M.  Ferkull           Treasurer  and           46      875  N. Michigan  Avenue,  Chicago,  IL 60611
                             Secretary
                                                              Treasurer  of  the  RREEF  Corporation  and  the
                                                              Adviser's General Partner,  Comptroller of RREEF
                                                              America Partners, L.P. and Senior Vice President
                                                              of  RREEF   Management   Company   since   1979.
                                                              Comptroller  and Member of RREEF  America  since
                                                              January 1995.



                                                      8



D. Wylie Greig                Vice President          51      101 California Street, San Francisco, CA 94111-5853


                                                              Member,  RREEF America since April 1991 and Vice
                                                              President of the RREEF Corporation since 1987.


Suzanne M. Hauer              Vice President          49      101 California Street, San Francisco, CA 94111-5853

                                                              Senior Vice  President of the RREEF  Corporation
                                                              since 1975.  Member RREEF  America since January
                                                              1993.

James D. King                 Vice President          52      875  N. Michigan  Avenue,  Chicago,  IL 60611


                                                              Member  RREEF  America  since  March  1983 and Vice
                                                              President of the RREEF Corporation since March 1983.


Karen J. Knudson              Vice President          39      101 California Street, San Francisco, CA 94111-5853

                                                              Co-manager of the Fund and Vice President of RREEF
                                                              Securities   since  February  1995.   Senior  Vice
                                                              President and CFO of Security  Capital  Group,  an
                                                              advisor to two NYSE  listed  REITs,  from  January
                                                              1993  to  January  1995.  Real  Estate  Investment
                                                              Manager,  Senior  Vice  President/Chief  Financial
                                                              Officer;  Bailard, Biehl and Kaiser, November 1983
                                                              to January 1993.

Webb Sowden, Jr.              Vice President          61      930 One Main Place, Dallas, TX 75202

                                                              Vice President of the Adviser's  General Partner
                                                              since  April,  1993;  Member  RREEF  America and
                                                              Senior Vice  President of the RREEF  Corporation
                                                              since  June  1990.

Stephen M. Steppe             Vice President          49      101 California Street, San Francisco, CA 94111-5853


                                                              Member,   RREEF   America   since  1988  and  Vice
                                                              President of the RREEF Corporation since 1986.


Gary L. Thompson              Vice President          61      875 N. Michigan Avenue, Chicago Il 60611


                                                              Member,  RREEF America  since  January 1993,  Vice
                                                              President of the RREEF  Corporation  since January
                                                              1984 and Vice  President  of RREEF  America  REIT,
                                                              Inc.



Jason S. Baine                 Assistant Vice         22      875 N. Michigan Avenue, Chicago, IL 60611
                               President

                                                              Assistant  Vice  President  of RREEF  Real  Estate
                                                              Securities  group since  September 1996 and trader
                                                              since  June  1996.  Prior  to that he  studied  at
                                                              Georgetown  University and served as an officer of
                                                              the Georgetown University Student Investment Fund,
                                                              a student run  investment  group that manages over
                                                              one million dollars of the University's endowment.



                                        9



Michael S. Young              Assistant Vice          51      101 California Street, San Francisco, CA 94111-5853
                              President
                                                              Vice   President,   Director   of   Quantitative
                                                              Research,   Real   Estate   Securities   of  the
                                                              Adviser's General Partner since 1991.





Barry H. Braitman            Assistant Secretary       48     875 N. Michigan Avenue, Chicago, IL  60611


                                                              Vice  President  and  General  Counsel  of RREEF
                                                              Management   Company  since  1990;  Senior  Vice
                                                              President  of  RREEF  Management  Company  since
                                                              1993.


Kevin M. Connerty            Assistant Treasurer       32     89 South Street, Boston, MA  02111


                                                              Director,  Financial Reporting & Compliance  at
                                                              Investors  Bank & Trust  Company   since  1992;
                                                              Assistant  Manager  of  Financial Reporting  at
                                                              The  Boston  Company  from 1986 to 1992.

Susan C. Mosher              Assistant Secretary       42     89 South Street, Boston, MA  02111


                                                              Director, Legal and Regulatory, Investors Bank &
                                                              Trust Company since 1995; Associate Counsel, 440
                                                              Financial Group of Worcester,  Inc. from 1993 to
                                                              1995;   Associate   and  Partner  at  Gallagher,
                                                              Callahan & Gartrell, P.A. from 1986 to 1992.

-----------

* This Director may be deemed an "interested person" of the Fund as defined in the 1940 Act.


** RREEF America L.L.C. is a registered investment adviser that provides investment advisory services to various group trusts, separate accounts and real estate investment trusts. The RREEF Corporation is a registered investment adviser that provides discretionary investment advisory services to corporations and group trusts. RREEF Management Company provides administrative, property management, real estate brokerage and other services to RREEF America L.L.C., its affiliates and their clients.





         The Fund does not pay any direct remuneration to any Director who is an "interested person" of the Fund, or any officer employed by the Adviser or its affiliates or by Investors Bank & Trust Company. Directors of the Fund who are not "interested persons" are paid an annual retainer of $3,000, a fee of $1,000 per meeting attended and a fee of $200 for each telephone conference meeting, plus expenses, with a maximum annual fee of $10,000 per Director.



                               COMPENSATION TABLE


                                                          Pension or Retirement             Estimated Annual
                                     Total                 Benefits Accrued as               Benefits Upon
          Name                    Compensation*           Part of Fund Expenses                Retirement
          ----                    ------------            ---------------------                ----------
Gregory L. Melchor                   $6,200                        0.00                           0.00
Willis K. Polite                     $6,200                        0.00                           0.00
William Wilson, III                  $6,200                        0.00                           0.00

*For the fiscal year ended October 31, 1996.

               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES


         The following lists shareholders of record who held 5% or more of the outstanding securities of the Fund as of February 3, 1997. Any shareholder who owns greater than 25% of the shares of the Fund may be deemed to be a controlling person of the Fund.



       SHAREHOLDER NAME AND ADDRESS                       PERCENTAGE HELD
       ----------------------------                       ---------------
       Merrill Lynch Trust Company of CA                      30.83%
       FBO RREEF Management CO
       P.O. Box 30532
       New Brunswick, NJ  08989-0532

       Arntz Builders                                         13.49%
       A California General Partnership
       19 Pamaron Way
       Novato, CA  94949

       Colorado Cement Masons                                 13.13%
       Pension Trust Fund
       C/O ABPA
       7000 N. Broadway Bldg 3
       Suite 300 A
       Denver, CO  80221

       Gregory L. Melchor                                     11.29%
       635 Emerson Street
       Palo Alto, CA  94301


       Arntz Builders Profit Sharing Trust                     7.03%
       19 Paramon Way
       Novato, CA  94949



As of February 3, 1997, Directors and Officers of the Fund as a group directly owned approximately 12.35% of the outstanding shares of the Fund and an additional 16.95% as owners of a portion of the account at Merrill Lynch Trust Company of CA FBO RREEF Management Company.



                     INVESTMENT ADVISORY AND OTHER SERVICES


INVESTMENT ADVISER

         RREEF Real Estate Securities Advisers L.P. (the "Adviser"), a California limited partnership, acts as the Fund's investment adviser pursuant to an Advisory Agreement adopted in accordance with the 1940 Act (the "Advisory Agreement").

         In addition to the services described in the Fund's prospectus, the Adviser will compensate all personnel, Officers and Directors of the Fund if such persons are employees of the Adviser or its affiliates. The Adviser pays the expense of printing and mailing prospectuses and sales materials used for promotional purposes.



         The Fund pays all other expenses of its operations and activities. The expenses borne by the Fund include its organizational expenses, the charges and expenses of any transfer agents and dividend disbursing agents, custodian fees, legal and auditors expenses, bookkeeping and accounting expenses, brokerage commissions for portfolio transactions, taxes, if any, the advisory fee, extraordinary expenses, expenses of issuing and redeeming shares, expenses of shareholder and trustee meetings, and of preparing, printing and mailing proxy statements, reports and other communications to shareholders, expenses of registering and qualifying shares for sale, fees of Directors who are not "interested persons" of the Adviser, fidelity bond premiums, Directors and officers insurance premiums, cost of maintaining the books and records of the Fund, and any other charges and fees not specifically enumerated.



         For the services and facilities provided to the Fund by the Adviser, the Fund pays to the Adviser a monthly fee based upon the monthly average net assets of such Fund for such calendar month equal to 0.75% per annum on assets of the Fund up to $100 million and 0.65% per annum on assets of the Fund in excess of $100 million.



         The Adviser has voluntarily agreed to absorb certain Fund operating expenses through at least October 31, 1997 to the extent that the ratio of expenses to average daily net assets exceeds 1.00%.



         The Board of Directors of the Fund (including a majority of the Directors who are not "Interested" persons of the Fund) last approved the Advisory Agreement on January 29, 1997. The Advisory Agreement provides that it will continue initially for two years, and from year to year thereafter as long as it is approved at least annually both: (i) by a vote of a majority of the outstanding voting securities of the Fund (as defined in the Investment Company
Act) or by the Board of Directors of the Fund; and (ii) by a vote of a majority of the Directors who are not parties to the Advisory Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement may be terminated on 60 days' written notice by either party and will terminate automatically if it is assigned. The Advisory Agreement provides in substance that the Adviser shall not be liable for any action or failure to act in accordance with its duties thereunder in the absence of willful misfeasance, bad faith or gross negligence on the part of the Adviser or of reckless disregard of its obligations thereunder.




         The Fund has adopted procedures under Rule 17a-7 of the 1940 Act to permit purchase and sale transactions to be effected between the Fund and the other registered investment companies for which the Adviser acts as investment adviser or between the Fund and any advisory clients of the Adviser. The Fund may from time to time engage in such transactions but only in accordance with these procedures, and if they are equitable to each participant and consistent with each participant's investment objectives. The Fund does not intend to do so to any large extent in the near future.

         The Adviser has adopted a Code of Ethics which regulates the personal securities transactions of the Adviser's investment personnel and other employees and affiliates with access to information regarding securities transactions of the Fund. The Code of Ethics requires investment personnel to disclose personal securities holdings upon commencement of employment and all subsequent trading activity to the Adviser's Compliance Officer. Investment personnel are prohibited from: (i) engaging in any transactions involving real estate securities; (ii) purchasing securities in a private offering; and (iii) purchasing securities in an initial public offering, without the prior consent of the Compliance Officer. Additionally, such personnel are prohibited from trading in any securities: (i) for which the Fund has a pending buy or sell order; (ii) which the Fund is considering buying or selling; or (iii) which the Fund purchased or sold within seven calendar days.



         For the fiscal year ended October 31, 1996, the Fund incurred $37,182 in advisory fees. The Adviser waived all of its advisory fees for the same period.

ADMINISTRATOR AND TRANSFER AGENT

         Investors Bank & Trust Company ("Investors Bank"), 89 South Street, Boston, Massachusetts, serves as administrator, to the Fund. The services provided by, and the fees payable to, the Investors Bank are described in the Prospectus. For the fiscal year ended October 31, 1996, the Fund paid Investors Bank $165,142 in fees.



                     IN KIND PURCHASES OF SHARES OF THE FUND

         Shares of the Fund are continuously offered at their net asset value next determined after an order is accepted. The methods available for purchasing shares of the Fund are described in the Prospectus. In addition, shares of the Fund may be purchased using securities, so long as the securities delivered to the Fund meet the investment objective and policies of the Fund, do not cause the violation of any investment restrictions at the time of acceptance and are otherwise acceptable to the Adviser, which reserves the right to reject all or any part of the securities offered in exchange for shares of the Fund. On any such "in kind" purchase, the following conditions will apply:

        (1) the securities offered by the investor in exchange for shares of the Fund must not be in any way restricted as to resale or otherwise be illiquid;

        (2) the securities must have a value which is readily ascertainable (and not established only by evaluation procedures) as evidenced by a listing on the AMEX, the NYSE, or NASDAQ; and

        (3) no over-the-counter securities will be accepted unless the principal over-the-counter market is in the United States.

         The Fund believes that this ability to purchase shares of the Fund using securities provides a means by which holders of certain securities may obtain diversification and continuous professional management of their investments without the expense of selling those securities in the public market. Benefits to the Fund may include the ability to purchase desirable securities without brokerage commissions.

         An investor who wishes to make an "in kind" purchase should furnish (either in writing or by telephone) to the Fund a list with a full and exact description of all of the securities which he or she proposes to deliver. The Fund will advise him or her as to those securities which it is prepared to accept and will provide the investor with the necessary forms to be completed and signed by the investor. The investor should then send the securities, in proper form for transfer, with the necessary forms to the Fund and certify that there are no legal or contractual restrictions on the free transfer and sale of the securities. The securities will be valued as of the close of business on the day of receipt by the Fund in the same manner as portfolio securities of the Fund are valued. (See the section entitled "Calculation of Net Asset Value" in the Prospectus.) The number of shares of the Fund, having a net asset value as of the close of business on the day of receipt equal to the value of the securities delivered by the investor, will be issued to the investor, less applicable stock transfer taxes, if any.

         The exchange of securities by the investor pursuant to this offer will constitute a taxable transaction and may result in a gain or loss for Federal income tax purposes. Each investor should consult his or her tax adviser to determine the tax consequences under Federal and state law of making such an "in kind" purchase.

                      ADDITIONAL INFORMATION ON REDEMPTIONS


         REDEMPTION IN KIND. The Fund reserves the right, at its sole discretion, to redeem shares of the Fund in cash or in kind. However, the Fund has elected to be governed by Rule 18f-1 under the 1940 Act, pursuant to which the Fund is obligated to redeem shares of the Fund solely in cash up to the lesser of $250,000 or one percent of the net asset value of the Fund during any 90-day period for any one shareholder. Any shareholder of the Fund receiving a redemption in kind would then have to pay brokerage fees in order to convert his Fund investment into cash. All redemptions in kind will be made in marketable securities of the Fund.



         SUSPENSION OF REDEMPTION PRIVILEGES. The Fund may suspend redemption privileges or postpone the date of payment for up to seven calendar days, but cannot do so for more than seven days after the redemption order is received except during any period: (i) when the NYSE is closed, other than customary weekend and holiday closings, or trading on the Exchange is restricted as determined by the SEC; (ii) when an emergency exists, as defined by the SEC, which makes it not reasonably practicable for the Fund to dispose of securities owned by it or to fairly determine the value of its assets; or (iii) as the SEC may otherwise permit.


                         CALCULATION OF PERFORMANCE DATA

TOTAL RETURN

         The Fund may advertise performance in terms of average annual total return for 1-, 5- and 10-year periods, or for such lesser periods as the Fund has been in existence. Average annual total return is computed by finding the average annual compounded rates of return over the periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                 P(1 + T)n = ERV

         Where:   P        =        a hypothetical initial payment of $1,000
                  T        =        average annual total return
                  n        =        number of years

                  ERV      =        ending redeemable value of a hypothetical
                                    $1,000 payment made at the beginning of the 1-, 5- or 10-year periods at the end of the year or period.

         The calculation assumes all charges are deducted from the initial $1,000 payment and assumes all dividends and distributions by the Fund are reinvested at the price stated in the prospectus on the reinvestment dates during the period, and includes all recurring fees that are charged to all shareholder accounts.



                           Average Annual Total Return
                      for the Period Ended October 31, 1996
        One Year                                         Since Inception*
         29.28%                                                23.87%


*The Fund commenced operations on September 21, 1995.




AGGREGATE TOTAL RETURN

         The Fund may provide the above described standard total return results for a period which ends not earlier than the most recent calendar quarter end and which begins either twelve months before such calendar quarter or at the time of commencement of the Fund's operations. In addition, the Fund may provide aggregate total return results for differing periods, such as for the most recent six months. Such aggregate total return is computed using the following formula:

                                                 ERV - P
                        Aggregate Total Return = -------
                                                    P

         Where: P = a hypothetical initial payment of $1,000



         The Fund's aggregate total return for the one year period ended October 31, 1996 was 29.28%.





DISTRIBUTION RATES


         In its sales literature, the Fund may also quote its distribution rate along with the above described standard total return and yield information. The distribution rate is calculated by dividing income dividends per share for a stated period by the offering price per share as of the end of the period to which the distribution relates. A distribution can include gross investment income from debt obligations purchased at a premium and in effect include a portion of the premium paid. A distribution can also include gross short-term capital gains without recognition of any unrealized capital losses. Further, a distribution can include income from the sale of options by the Fund even though such option income is not considered investment income under generally accepted accounting principles. For the year ended October 31, 1996, the historical distribution rate with respect to the Fund was 2.86%.


         Because a distribution can include such premiums, capital gains and option income, the amount of the distribution may be susceptible to control by the Adviser through transactions designed to increase the amount of such items. Also, because the distribution rate is calculated in part by dividing the latest distribution by net asset value, the distribution rate will increase as the net asset value declines. A distribution rate can be greater than the yield rate calculated as described above.

                      ADDITIONAL INFORMATION ON TAX ISSUES

         THIS SECTION IS NOT INTENDED TO BE A FULL DISCUSSION OF ALL THE ASPECTS OF THE FEDERAL INCOME TAX LAW AND ITS EFFECTS ON THE FUND AND ITS SHAREHOLDERS. SHAREHOLDERS MAY BE SUBJECT TO STATE AND LOCAL TAXES ON DISTRIBUTIONS. EACH INVESTOR SHOULD CONSULT A TAX ADVISOR REGARDING THE EFFECT OF FEDERAL, STATE AND LOCAL TAXES ON AN INVESTMENT IN THE FUND.

TAXATION OF THE FUND -- IN GENERAL



         As stated in its Prospectus, the Fund intends to continue to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code (the "Code"). To qualify as a regulated investment company, the Fund must, among other things: (i) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or currencies (the "90% test"); (ii) derive in each taxable year less than 30% of its gross income from the sale or other disposition of stock, securities or certain options, futures or foreign currencies held less than three months (the "30% test"); and (iii) satisfy certain diversification requirements at the close of each quarter of the Fund's taxable year.

         If the Fund qualifies as a regulated investment company and distributes at least 90% of its net investment income, the Fund will not be subject to Federal income tax on the income so distributed. However, the Fund would be subject to corporate income tax on any undistributed income other than tax-exempt income from municipal securities.


         The Code imposes a non-deductible 4% excise tax on a regulated investment company that fails to distribute during each calendar year an amount equal to the sum of: (i) at least 98% of its ordinary income for the calendar year; (ii) at least 98% of its capital gain net income for the twelve-month period ending on October 31 of the calendar year; and (iii) any portion not taxable to the Fund of the respective balance from the preceding calendar year. The Fund intends to make such distributions as are necessary to avoid imposition of this excise tax.


TAXATION OF CERTAIN MORTGAGE REITS


         The Fund may invest in REITs that hold residual interests in real estate mortgage investment conduits ("REMICs"). Under Treasury regulations that have not yet been issued, but may apply retroactively, a portion of the Fund's income from a REIT that is attributable to the REIT's residual interest in a REMIC (referred to in the Code as an "excess inclusion") will be subject to Federal income tax in all events. These regulations are also expected to provide that excess inclusion income of a regulated investment company, such as the Fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by them with the same consequences as if the shareholders held the related REMIC residual interest directly. In general, excess inclusion income allocated to shareholders: (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions); and (ii) will constitute unrelated business taxable income to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on unrelated business income, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might be required to file a tax return, to file a tax return and pay tax on such income. In addition, if at any time during any taxable year a "disqualified organization" (as defined in the Code) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest Federal income tax rate imposed on corporations.


TAXATION OF DEBT INSTRUMENTS

         For Federal income tax purposes, debt securities purchased by the Fund may be treated as having original issue discount. Original issue discount can generally be defined as the excess of the stated redemption price at maturity of a debt obligation over the issue price. Original issue discount is treated as interest earned by the Fund for Federal income tax purposes, whether or not any income is actually received, and therefore, is subject to the distribution requirements of the Code. However, original issue discount with respect to tax-exempt obligations generally will be excluded from the Fund's taxable income, although it will be included in gross income for purposes of the 90% test and the 30% test described above. Original issue discount with respect to tax-exempt securities is accrued and added to the adjusted tax basis of such securities for purposes of determining gain or loss upon sale or at maturity. Generally, the amount of original issue discount for any period is determined on the basis of a constant yield to maturity which takes into account the compounding of accrued interest. Under section 1286 of the Code, an investment in a stripped bond or stripped coupon will result in original issue discount.

         The Fund may purchase debt securities at a discount which exceeds the original issue price plus previously accrued original issue discount remaining on the securities, at the time of purchase. This additional discount represents market discount for income tax purposes. Generally, market discount is accrued on a daily basis, and any gain realized on disposition will be treated as interest income for purposes of the 90% test to the extent it does not exceed the accrued market discount on the security (unless the Fund elects to include such accrued market discount in income in the tax year to which it is attributable).

         The Fund may purchase debt securities at a premium, i.e., at a purchase price in excess of face amount. With respect to tax-exempt securities, the premium must be amortized to the maturity date but no deduction is allowed for the premium amortization. Instead, the amortized bond premium will reduce the Fund's adjusted tax basis in the securities. For taxable securities, the premium may be amortized if the Fund so elects. The amortized premium on taxable securities is allowed as a deduction, and, generally for securities issued after September 27, 1985, must be amortized under an economic accrual method.

TAXATION OF THE SHAREHOLDER

         Taxable distributions generally are included in a shareholder's gross income for the taxable year in which they are received. However, dividends declared in October, November and December and made payable to shareholders of record in such a month will be deemed to have been received on December 31 if paid by the Fund during the following January.

         Distributions by the Fund will result in a reduction in the fair market value of the Fund's shares. Should a distribution reduce the fair market value below a shareholders cost basis, such distribution nevertheless would be taxable to the shareholder as ordinary income or long-term capital gain, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares of the Fund just prior to a distribution. The price of such shares includes the amount of any forthcoming distribution so that those investors may receive a return of investment upon distribution which will nevertheless be taxable to them.

         A redemption of shares is a taxable event and, accordingly, a capital gain or loss may be recognized. If a shareholder receives a distribution taxable as long-term capital gain and redeems or exchanges shares which he has not held for more than six months, any loss on the redemption or exchange (not otherwise disallowed as attributable to an exempt-interest dividend) will be treated as long-term capital loss to the extent of the long-term capital gain previously recognized.

FOREIGN HOLDERS

         A "Foreign Holder" is a person or entity that, for U.S. Federal income tax purposes, is a nonresident alien individual, a foreign corporation, a foreign partnership, or a non-resident fiduciary of a foreign estate or trust. If a distribution of the Fund's taxable income (without regard to its net capital gain) to a Foreign Holder is not effectively connected with a U.S. trade or business carried on by the investor, such distribution will be subject to withholding tax at a 30% rate or such lower rate as may be specified by an applicable income tax treaty. In addition, distributions from the Fund will generally be subject to information reporting.


         If at least 50% of the value of the Fund is represented by shares of REITs that are "domestically controlled" within the meaning of Section 897(h) of the Code, or is represented by shares of classes of REIT stock that: (i) represent not more than 5% of such classes; and (ii) are "regularly traded on an established securities market" within the meaning of Section 897(c)(3) of the Code, a Foreign Holder should not be subject to withholding tax under the Foreign Investment in Real Property Tax Act ("FIRPTA") with respect to gain arising from the sale or redemption of Units. In addition, based upon advice of counsel as to existing law, the Trustee does not intend to withhold under FIRPTA on distributions of the Fund's net capital gain (designated as capital gain by the Fund). Such income generally will not be subject to Federal income tax unless the income is effectively connected with a trade or business of such Foreign Holder in the United States. In the case of a Foreign Holder who is a non-resident alien individual, however, gain arising from the sale or redemption of shares or distributions of the Fund's net capital gain ordinarily will be subject to Federal income tax at a rate of 30% if such individual is physically present in the U.S. for 183 days or more during the taxable year and, in the case of the gain arising from the sale or redemption of Units, either the gain is attributable to an office or other fixed place of business maintained by the Holder in the United States or the Holder has a "tax home" in the United States. In addition, shares held by an individual who is not a citizen or resident of the United States at the time of his death will generally be subject to United States federal estate tax.

         The tax consequences to a Foreign Holder entitled to claim the benefits of an applicable tax treaty may be different from those described herein.
Foreign Holders should consult their own tax advisers to determine whether investment in the Fund is appropriate.

                                    CUSTODIAN


         The Custodian of the Fund's assets is Investors Bank & Trust Company. The Custodian maintains all of the instruments representing the investments of the Fund and all cash. The Custodian delivers securities against payment upon sale and pays for securities against delivery upon purchase. The Custodian also remits Fund assets in payment of Fund expenses pursuant to instructions of officers and resolutions of the Board of Directors.



                                  LEGAL COUNSEL

         D'Ancona & Pflaum, 30 N. LaSalle Street, Chicago, Illinois 60602, is legal counsel to the Fund.


                            INDEPENDENT ACCOUNTANTS


         Deloitte & Touche LLP ("Deloitte & Touche"), 125 Summer Street, Boston, MA 02110 provides audit and tax services to the Fund. The financial highlights included in the Prospectus and the audited financial statements which are incorporated by reference into this Statement of Additional Information have been provided in reliance upon the report of Deloitte & Touche, independent accountants, given on the authority of that firm as experts in auditing and accounting.




                              FINANCIAL STATEMENTS

         The  Financial  Statements  for the Funds,  which are  contained in the
RREEF  Real  Estate   Securities  Fund  Annual  Report  to   Shareholders,   are
incorporated by reference into this Statement of Additional Information.

                                    APPENDIX

CORPORATE BOND RATINGS


The following is a description of Moody's Investors Service, Inc.'s investment grade bond ratings:


Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are unlikely to impair the fundamentally strong position of such issues.


Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make long-term risks appear somewhat larger than Aaa securities.


A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Bonds which are rated Baa are considered as medium grade obligations, i.e. they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

The following is a description of Standard & Poor's Corporation's investment grade bond ratings:

AAA: Bonds rated AAA are considered highest grade obligations. They possess the ultimate degree of protection as to principal and interest. They move with market interest rates, and thus provide the maximum safety on all counts.

AA: Bonds rated AA are high-grade obligations. In the majority of instances, they differ from AAA issues only to a small degree. Prices of AA bonds also move with the long-term money market.

A: Bonds rated A are upper medium grade obligations. They have considerable investment strength, but are not entirely free from adverse effects of change in economic and trade conditions. Interest and principal are regarded as safe. They predominantly reflect money rates in their market behavior but, to some extent, also economic conditions.

BBB: Bonds rated BBB are medium grade obligations. They are considered borderline between definitely sound obligations and those where the speculative element begins to predominate. These bonds have adequate asset coverage and are normally protected by satisfactory earnings. Their susceptibility to changing conditions, particularly to depressions, necessitates constant monitoring. These bonds are more responsive to business and trade conditions than to interest rates. This group is the lowest that qualifies for commercial bank investment.

                     [LOGO OF RREEF SECURITIES FUND, INC]
                               RREEF Funds, Inc.
                             101 California Street
                          San Francisco, CA 94111-5853
                                  415-781-3300